                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 7, 2006
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                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)

          Florida                        0-27378                 65-0180800
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

       2800 S.E. Market Place, Stuart, Florida                          34997
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      On  December 7, 2006,  the Company  entered  into  Amendment  No. 3 to its
Employment  Agreement with William Scott Wade (the "Wade Employment  Agreement")
pursuant to which the Company  employs Mr. Wade as its Chief  Operating  Officer and  Executive  Vice  President.  Amendment  No. 3 extends  the term of the Wade
Employment  Agreement  through May 31,  2009 and is  attached  hereto as Exhibit
10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Exhibit No.        Description
     -----------        -----------

     10.1               Amendment  No. 3 dated  December  7, 2006 to  Employment
                        Agreement  by and between the Company and William  Scott
                        Wade.

                                   SIGNATURES
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               NUCO2 INC.

Date: December 8, 2006                         By: /s/ Eric M. Wechsler
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                                                   Eric M. Wechsler,
                                                   General Counsel